EXHIBIT 24

POWER OF ATTORNEY
For Executing Forms 3, 4 and 5 and Form 144

Know all by these presents, that the undersigned hereby constitutes and appoints Richard P. Jacobson, the undersigned's true and lawful attorney-in-fact to:

	(1)	execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of State Street Corporation (the "Company"), Forms 3, 4 and
5 and/or Form 144 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and Rule 144 of the Securities Act of 1933, respectively;

	(2)	do and perform any and all acts for and on behalf of
the undersigned which may be necessary or desirable to complete the execution of any such Forms 3, 4 and 5 and Form 144 and timely file such form with the United
States Securities and Exchange Commission and any other authority; and

	(3)	take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

		The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section
16 of the Securities Exchange Act of 1934 or Rule 144 of the Securities Act of 1933.

		This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms
3, 4 and 5 and Form 144 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

		IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of September, 2003.

	/s/ Kennett F. Burnes
	Signature

	Kennett F. Burnes
	Typed Name